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                                                                   EXHIBIT 10 BH

                               GAS SALES AGREEMENT

         THIS AGREEMENT dated June 30, 1997 but to be effective as of the first day of July, 1997 is made and entered by and between PENNZOIL EXPLORATION AND PRODUCTION COMPANY, a Delaware corporation, hereinafter referred to as "Seller" and COLUMBIA ENERGY SERVICES CORPORATION, a Kentucky corporation, hereinafter referred to as "Buyer".

                              W I T N E S S E T H:

         WHEREAS, Seller desires to sell and Buyer desires to purchase natural gas as specified in this Agreement;

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, Seller and Buyer do hereby contract and agree with each other as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         For the purposes hereof, the following words, phrases and terms shall have meanings as defined below:

         I.1 An "affiliate" shall mean, in relation to any entity, another entity which owns or controls, is owned or controlled by or is under common ownership or control with such entity.

         I.2 The term "Base Load Volumes" shall mean the base load volumes computed as set forth in Section 3.4.

         I.3 The term "Base Price" shall have the meaning set forth in Section 7.1.
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         I.4 The abbreviation "BTU" shall mean British Thermal Unit. One (1) BTU shall mean one British Thermal Unit, and is defined as the quantity of heat required to raise the temperature of one (1) pound avoirdupois of pure water from fifty-eight and five-tenths degrees Fahrenheit (58.5/F) to fifty-nine and five-tenths degrees Fahrenheit (59.5/F) under standard conditions.

         I.5 The term "business day", for purposes other than nominations, shall mean a calendar day, other than a Saturday, Sunday or legally recognized United States holiday. For purposes of nominations, the term "business day" shall mean any day on which the First Transporter allows nominations to be submitted.

         I.6 The term "Contract Price" shall mean the applicable price payable for gas sold hereunder determined as provided in Article VII.

         I.7 The word "day" shall mean a period of twenty-four (24) consecutive hours commencing at 7:00 a.m. Central Time ("C.T.") on one calendar day and ending at 7:00 a.m. C.T. on the following calendar day; provided, however, that the hour of commencement and conclusion of a "day" for any gas delivered under this Agreement shall be modified to be consistent with the standard used by the First Transporter of that gas.

         I.8 The term "DBQ" shall have the meaning set forth in Section 3.3.

         I.9 The term "Delivery Point(s)" shall mean the point(s) at which title to the gas delivered, sold, and purchased hereunder shall pass from Seller to Buyer as identified on Exhibit "B" hereto, as such Exhibit may be amended from time to time by agreement of the parties.

         I.10 The term "Excess Volume Price" shall have the meaning set forth in
Section 7.1.
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         I.11 The term "Excess Volumes" shall mean excess volumes computed as set forth in Section 3.4.

         I.12 The term "First Transporter" shall mean the first entity transporting or gathering gas downstream of the Delivery Point.

         I.13 The word "gas" shall mean any mixture of hydrocarbons and noncombustible gases in a gaseous state, consisting essentially of methane.

         I.14 The abbreviation "MMBtu" shall mean one million (1,000,000) British Thermal Units.

         I.15 The word "month" shall mean the period beginning at the start of the first day of a calendar month and ending at the start of the first day of the next succeeding calendar month.

         I.16 The term "Pricing Points" shall mean the locations identified as Pricing Points on Exhibit "B" for which gas prices are published.

         I.17 The word "tariff" shall mean the applicable rate schedules, terms and conditions and other provisions filed with the agency having jurisdiction over the service provided by a transporter of gas sold and purchased hereunder; or, for service provided by an entity that does not file rate schedules or terms and conditions of service with a regulatory body, its general terms and conditions included in the applicable contract for service from that entity.

         I.18 A "transporter" of gas (or a "pipeline") shall mean an interstate pipeline, intrastate pipeline or gathering company transporting or gathering the gas sold and purchased hereunder.

         I.19 A "year" shall be a period of twelve (12) consecutive calendar months.


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                                   ARTICLE II.
                                 SUBJECT MATTER

         II.1 Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell to Buyer and Buyer hereby agrees to purchase from Seller quantities of gas in accordance with the terms and conditions herein stipulated.

         II.2 The parties understand and agree that Buyer intends to make arrangements for the resale and possibly the transportation of gas sold hereunder, and Seller agrees to provide reasonable cooperation as may be necessary to effectuate such resale and transportation.

                                  ARTICLE III.
                                    QUANTITY

         III.1 During the term hereof and subject to any limitations herein set forth, Seller shall sell to Buyer and Buyer shall purchase from Seller all gas production owned or controlled by Seller in the United States of America (the lower 48 states only) on the date hereof (except the gas and properties described on Exhibit "A" hereto), together with all gas production subsequently developed from properties currently owned by Seller (except properties described on Exhibit "A") ("later-developed production"), in addition to gas production ("after-acquired production") acquired or obtained by Seller in the United States of America (the lower 48 states only) after the effective date hereof, to the extent the after-acquired production is not burdened or committed prior to or in connection with its acquisition;

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         III.2 Gas which is covered hereby shall no longer be committed to the performance of this Agreement upon the disposition, to a third party which is not an affiliate of Seller, of the property(ies) from which the gas is produced. A "disposition" of property(ies) shall include a sale, trade, exchange or other disposition of property(ies) which will exclude from Seller's commitment hereunder the gas produced from the property(ies). Notwithstanding the foregoing, the disposition of properties by Seller shall not reduce or diminish Seller's obligations pursuant to Sections 6.8 and 6.9.



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                                   ARTICLE IV.
                                  RESERVATIONS

         IV.1 Seller reserves unto itself, its successors, assigns and affiliates the following rights and quantities of gas sufficient to satisfy such rights:

                  (i) To operate Seller's leaseholds, lands and/or interests therein, free from any control by Buyer, in such manner as Seller deems advisable, including, but not limited to, the right (but never the obligation) to drill new wells, to repair and rework old wells, to renew and extend (in whole or in part) any lease, to combine any leases(s) by way of unitization, to go nonconsent under an operating agreement, to abandon any well or surrender any lease (in whole or in part) for any reason, and to abandon, modify, extend or dispose of any facilities owned or installed (in whole or in part) by Seller.

                  (ii) To deliver gas to lessors in quantities sufficient to fulfill Seller's lease obligations from time to time including, without limitation, the right to deliver gas to satisfy take-in-kind lease provisions.


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                  (iii) To use gas for the development and operation of Seller's leases.

                  (iv) To produce gas without waste and in accordance with prudent oil and gas field practices. Seller shall not be required to produce any well at a rate in excess of the rate fixed by law or regulation or in excess of the rate of flow which Seller determines, in its sole discretion, exercised in good faith, should be produced from such well.



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                  (vi) To encumber gas production pursuant to prepayment,
         production payment or other financing arrangements, including the right to deliver gas that is subject to the provisions of this Agreement to any third party in connection with such arrangements. Any third party to whom gas is delivered pursuant to this Subsection 4.1(vi) shall also have the right to deliver gas to any other third party in accordance with the terms of this subsection.

                  (vii) To dispose of properties the production from which is committed to the performance of this Agreement.

                  (viii) To process gas to be delivered hereunder for the extraction of substances contained therein. Such processing shall occur at the point or points as Seller may designate (which may be upstream or downstream of the Delivery Point(s)), for the


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         recovery and disposition of liquids, liquefiable hydrocarbons
         (including only such methane as is necessarily or unavoidably removed in processing) and nonhydrocarbons (including sulphur, helium, carbon dioxide or other substances which can be extracted from the gas sold or to be sold and purchased hereunder).

                  (ix) To use gas in facilities owned by Seller or its affiliates. If asked to do so by Seller, Buyer will assist Seller in obtaining, managing and administering the transportation and storage necessary for such use.

                  (x) To use gas to generate electricity for use in facilities owned by Seller. If asked to do so by Seller, Buyer will assist Seller in obtaining, managing and administering the transportation and storage necessary for such use.


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         IV.2 If gas purchased hereunder is processed downstream of any Delivery
Point, volumes delivered and paid for pursuant to this Agreement shall be adjusted by Seller for plant volume and Btu reductions pursuant to Seller's processing agreements. Invoices or statements submitted by Seller hereunder shall reflect Seller's best estimate of plant volume and Btu reductions for the period covered by the invoice or statement, and subsequent billings shall include an adjustment to reflect any difference between Seller's original estimates of plant volume and Btu reductions and the actual amount of such reductions as finally determined by Seller and agreed to by Buyer, such reductions to be derived from statements provided by plant operators. Seller at its option may account to Buyer for such reductions by restoring the difference in MMBtu from other sources of gas meeting the quality specifications hereof at
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mutually agreed location. Seller shall reimburse Buyer for any costs or Btu reductions incurred by Buyer which are associated with the transportation of plant volume. Buyer shall cooperate with Seller and shall provide, pursuant to one or more ancillary agreements, such assistance as Seller may reasonably request to facilitate the exercise of Seller's processing rights, including, without limitation, assistance in accounting for and handling plant volume and Btu reductions, condensate removal and transportation and any other matters arising in connection with the processing of gas by Seller.

         IV.3 From time to time upon reasonable request by Seller, Buyer shall provide Seller with services to obtain, manage, administer and schedule the transportation and storage necessary for Seller's use of the gas permitted by
Section 4.1. Seller shall pay Buyer _______________ for any such services provided by Buyer to Seller, other than services relating to gas to be processed pursuant to Section 4.1 (viii) and Section 4.2. Any services provided by Buyer and relating to obtaining, managing, administering, or scheduling processing services and related transportation for gas to be processed pursuant to Section
4.1 (viii) and Section 4.2 shall be provided without charge to Seller.

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         IV.4 In order to evidence Buyer's authority to perform the gas control and other duties on Seller's behalf as provided in this Article IV, it may be necessary for the parties to enter into agency agreements with transporters from time to time. Such agency agreements shall be mutually acceptable to Buyer and Seller and, to the extent such agency agreement is required prior to Buyer performing services hereunder, Buyer shall not be obligated to provide such services until such agency agreement is executed and delivered by Buyer and Seller.

                                   ARTICLE V.
                        QUALITY, PRESSURE AND MEASUREMENT

         V.1 Gas sold and purchased or to be sold and purchased hereunder shall be of the


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quality and shall be delivered at the pressure and measured in the manner provided in the effective tariff of the First Transporter.

         V.2 If gas covered hereunder fails to meet the quality or pressure specifications above set forth and such specifications are not waived by the First Transporter, either party may, but neither shall be obligated to, install and operate facilities to bring the gas into conformity with such specifications. Any such facilities shall be installed, operated and maintained at the sole cost, risk and expense of the party which elected to install such facilities. Either party may discontinue the operation of such facilities if, in the sole judgment of the party installing same, such operation is uneconomical. If neither party elects to install or continue the operation of such facilities and the quality or pressure specifications are not waived by the First Transporter, nonconforming gas shall be released from the terms hereof within thirty (30) days of Buyer's or Seller's written request for such a release. Notwithstanding the foregoing, any such release of nonconforming gas shall not reduce or diminish Seller's obligations pursuant to Sections 6.8 and 6.9.

                                   ARTICLE VI.
                                      PRICE


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                                  ARTICLE VII.
                               BILLING AND PAYMENT

         VII.1 Seller shall render an invoice or invoices to Buyer setting out: the total quantity of gas delivered hereunder at each Delivery Point during the preceding month; the quantity delivered at each Delivery Point on each day during the preceding month that was attributable to


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Base Volumes; the quantity delivered at each Delivery Point on each day during the preceding month that was attributable to Excess Volumes; the quantity delivered at each Delivery Point on each day during the preceding month that was attributable to later-developed production or after-acquired production first delivered during such month; the applicable Contract Price for each category of gas delivered at each Delivery Point for such month; the total amount due for gas delivered hereunder during such preceding month; any amounts due Buyer or Seller under Section 6.8; any amounts due Buyer under Section 6.9; any amounts due Seller or Buyer to correct to actuals any estimated volumes or prices used to compute prior invoices; and any amounts due Seller or Buyer under Article X. Buyer, or Seller, as applicable, shall pay in such manner as may be mutually agreed, or by wire transfer of funds to the account specified in Section 13.5 hereof (or to such other account as may be specified in writing by Seller), the amount due as reflected in Seller's invoice(s) _____________________________

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_______________________________________________________________ in which the invoice was delivered. Seller may base its invoices on the best information known at a billing date, followed by adjustments reflecting actual volumes delivered. The invoices shall include such documentation as may be agreed upon by the parties. To the extent practicable, revised invoices shall be sent in the month following any month in which an invoice was prepared upon the basis of estimated volumes and estimated deductions for gathering, transportation and other costs reflected in the applicable Contract Price. Buyer may adjust its payment of Seller's invoice to account for volume information received by Buyer following the date of invoice, provided that supporting documentation for the adjustment is furnished with payment. Additionally, any refunds due to Buyer or any additional payments due Seller as a result of correction of Sellers estimated invoices shall accrue interest at the rate provided in Section 7.2.

         VII.2 If payment is not made on the date due, Buyer or Seller, as applicable, shall be liable for the principal amount due plus interest accruing on the unpaid balance from the due date to the date of payment at the then current prime rate of interest (Chase Manhattan, N.A.) plus _____ per annum (or, if less, the maximum rate permitted by law). In addition, if Seller or Buyer

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initiates legal action to recover amounts owed by the other, the losing party shall reimburse the prevailing party's court costs and reasonable attorneys' fees incurred in recovering the amounts or defending against the claim.

         VII.3 If Buyer in good faith disputes the amount of any statement or invoice rendered by Seller, Buyer shall pay to Seller such amounts as it concedes to be correct and shall notify Seller of the amounts in dispute not later than the due date for payment established pursuant to the provisions of this Article VIII. Buyer and Seller shall use all reasonable efforts to resolve the disputed amounts. Upon such resolution, Buyer, or Seller if amounts are owed by Seller, shall be liable for payment of interest in accordance with Section
7.2 only upon such amounts not timely paid by Buyer, or Seller as applicable, as are ultimately determined to be payable. Neither party shall be liable for interest on amounts as to which a dispute arises due to actions of third parties beyond the control of a party.

         VII.4 No adjustment shall be made concerning a disputed billing unless a claim is made therefor prior to the expiration of two (2) years from the date of such disputed billing. Each party will have the right at reasonable times and upon reasonable notice to examine the books and records of the other party to verify the accuracy of any statement, charge or computation hereunder. Buyer and Seller shall maintain all statements, reports, records, allocations, supporting invoices, books of accounts and other documentation necessary to verify the accuracy of any statement, charge or computation made under or pursuant to any of the provisions of this Agreement for a period of not less than three (3) calendar years.

         VII.5 If Seller receives notice or otherwise learns of a royalty claim being made for unpaid or underpaid royalties, or if Seller becomes aware of any regulatory action, pending litigation or other occurrence which in Seller's good faith opinion indicates that a change is about to take place in the standards by which royalty is assessed on gas covered hereunder, then Seller shall have the right, at any time thereafter, to release gas that is the subject of the potential price adjustment claim or change in standards ("Released Gas"). Notwithstanding the foregoing, the


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release of gas pursuant to this Section 7.5 shall not reduce or diminish
Seller's obligations pursuant to Sections 6.8 and 6.9.


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                                  ARTICLE VIII.
                             EFFECTIVE DATE AND TERM

         VIII.1 This Agreement shall be effective as of the date first hereinabove written and shall continue and remain in full force and effect for a primary term (the "Primary Term") ending four (4) years from the effective date hereof, and continuing year to year thereafter unless terminated by either party


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                                   ARTICLE IX.
                                  FORCE MAJEURE

         IX.1 In the event of either party hereto being rendered unable wholly or in part by force majeure to carry out its obligations under this Agreement, other than the obligation to make payments due hereunder, such party shall notify the other party by telephone as soon as possible


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but in no event later than twenty-four (24) hours after the occurrence of the force majeure event and thereafter provide full particulars of such force majeure in writing as provided in Section 13.5 to the other party within three
(3) days after the occurrence of the cause relied on. The obligations of the parties, so far as they are affected by such force majeure, shall be suspended from the inception of such force majeure during the continuance of any inability so caused but for no longer period, and such cause shall be remedied with all reasonable dispatch.

                  The term "force majeure" as employed herein shall mean acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrection, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrests and restraints of the government (federal, state or local), inability of any party hereto to obtain necessary materials, supplies or permits due to existing or future rules, orders and laws of governmental authorities (federal, state or local), interruptions by government or court orders, present and future orders of any regulatory body having proper jurisdiction, civil disturbances, explosions, sabotage, breakage or accident to machinery or lines of pipe the necessity for making emergency repairs or alterations to machinery or lines of pipe _________________________ ____________, freezing of wells or lines of pipe, partial or entire failure of wells due to events beyond Seller's control __________________________________ ____________, inability of any transporter of gas to receive, transport or deliver gas sold and purchased hereunder ____________________________________

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_____________ and any other causes, whether of the kind herein enumerated or otherwise, not within the control of the party claiming suspension and which by the exercise of due diligence such party is unable to overcome. Such term shall also include the inability to acquire, or the delays in acquiring, at reasonable cost and after the exercise of reasonable diligence, any



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servitudes, right-of-way grants, permits or licenses required to be obtained to enable a party hereto to fulfill its obligations hereunder.

         IX.2 Notwithstanding the provisions of Section 9.1, force majeure shall not include changes in market conditions, changes in the market price for gas, or lack of market for gas.

         IX.3 Increases or decreases in Seller's gas supply due to allocation or reallocation of past production by well operators shall not constitute events of force majeure hereunder.

         IX.4 It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the party having the difficulty.

                                   ARTICLE X.
                              IMBALANCE RESOLUTION

         X.1 Seller agrees that gas will be delivered as nearly as practicable at a relatively constant daily rate over the month, but each party shall be entitled to operate within the tolerances specified in the effective filed gas tariff of the First Transporter.

         X.2 The parties recognize that imbalances may occur on the First Transporter. Accordingly, Buyer and Seller agree to make every reasonable effort to promptly clear such imbalances, with primary responsibility placed on the party which is the shipper under the transportation agreement with the First Transporter. Further, the party without a transportation agreement with the transporter ("Non-Shipper") agrees to provide reasonable cooperation with the Shipper in its efforts to clear any imbalance. (Where Buyer is not a shipper but instead resells to the shipper, Buyer shall be deemed a "Shipper" for purposes of this Agreement.)


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                                   ARTICLE XI.
                                     DEFAULT

         XI.1 If any of the following events shall occur and be continuing:

                  (i) Buyer shall fail to pay or cause to be paid any amount owing under this Agreement when due (unless Buyer is in compliance with Section 7.3 with respect to such unpaid amount); or

                  (ii) Either party shall fail to perform or observe any term, covenant, or


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         agreement contained in this Agreement (including, without limitation,
         Buyer's failure to take gas made available by Seller in accordance with the terms hereof), and any such failure shall remain unremedied for ten
         (10) days after written notice thereof shall have been given by the other party; or

                  (iii) Either party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against that party seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protestation, relief, or composition of it or its debts under any proceeding relating to bankruptcy, insolvency, or reorganization or relief of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the party shall take any corporate action to authorize any of the actions set forth above in this subsection (iii);

                  (iv) Buyer fails to maintain credit support required pursuant to Article XII of this Agreement.

then, and in any such event (and in addition to rather than in lieu of all other remedies available to it), the non-defaulting party: (A) in the case of Seller
(a) may, by notice to Buyer, declare its obligation to deliver gas to Buyer hereunder to be terminated, whereupon the same shall forthwith terminate, and
(b) may, by notice to Buyer, declare all amounts owing to Seller under this Agreement to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable, without demand, protest, or further notice of any kind, all of which are hereby expressly waived by Buyer; and (B) in the case of either party may, by notice to the defaulting party, declare this Agreement to be terminated.


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         XI.2 Neither party shall be liable to the other for any special, incidental, consequential or punitive damages as a result of any breach of or default under this Agreement or as a result of any act or omission in connection with this Agreement; provided, however, that this clause shall not be construed to preclude any remedy expressly provided in this Agreement.

                                  ARTICLE XII.
                                 CREDIT SUPPORT


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                                  ARTICLE XIII.
                                  MISCELLANEOUS

         XIII.1 Seller hereby warrants title to the gas delivered hereunder, Seller's right to sell the same, and that same is free from all liens and adverse claims. Seller shall be responsible for all production, severance or similar taxes and all royalties due and payments to mineral and royalty owners under Seller's leases; provided, however, that where Buyer is required by law to
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responsible for the payment of production, severance or similar taxes, Buyer shall make such payment and shall deduct such taxes from amounts due to Seller by Buyer hereunder unless it is demonstrated to the reasonable satisfaction of Buyer that the amount of such payment is reflected in the applicable pricing index or the pricing adjustment on Exhibit "B". Seller does hereby indemnify Buyer, its successors and assigns and save them harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses arising from or out of adverse claims of any or all parties to said gas which are applicable before title to the gas passes to Buyer.

         XIII.2 As between the parties hereto, Seller shall be responsible for any damage or injury caused by the gas until it has been delivered to Buyer at the Delivery Point(s), after which Buyer shall be responsible for any damage or injury caused thereby; provided, however, that if Seller causes gas to be processed downstream of any Delivery Point, Buyer shall not be responsible for and Seller shall indemnify and hold Buyer harmless from and against any claimed damages or injuries while the gas is processed. Title to the gas shall pass to Buyer at the Delivery Point(s).

         XIII.3 The waiver by either party of any breach of any of the provisions of this Agreement shall not constitute a continuing waiver of other breaches of the same or other provisions of this Agreement.

         XIII.4 This Agreement is subject to all present and future valid laws, orders, rules and regulations of any regulatory body of the Federal Government or any State having jurisdiction.

         XIII.5 Any notice, demand or document which either party is required or may desire to give hereunder shall be in writing and, except to the extent provided in the other provisions of this Agreement, given by messenger, telecopy or other electronic transmission, or United States registered or certified mail, postage prepaid, return receipt requested, addressed to such party at its address and telecopy number shown below, or at such other address as either party shall have furnished to the other by notice given in accordance with this provision.

SELLER:  WIRE TRANSFER PAYMENTS:

                           Pennzoil Exploration and Production Company

                 ********************************************

                         Information has been omitted
                 pursuant to a confidential treatment request
                          filed with the Commission.

                 ********************************************


                  CONFIRMATION OF TRANSFER:

                           ___________
                           Pennzoil Exploration and Production Company
                           P. O. Box 2967
                           Houston, Texas  77252-2967
                           _____________________

                 ********************************************

                         Information has been omitted
                 pursuant to a confidential treatment request
                          filed with the Commission.

                 ********************************************



                  NOTICES AND CORRESPONDENCE:

                           ___________
                           Pennzoil Exploration and Production Company
                           P. O. Box 2967
                           Houston, Texas  77252-2967
                           _____________________


                 ********************************************

                         Information has been omitted
                 pursuant to a confidential treatment request
                          filed with the Commission.

                 ********************************************



BUYER:

         Correspondence,   Columbia Energy Services Corporation
         Invoices and      121 Hillpointe Drive, Suite 100
         Notice:           Canonsburg, PA 43215
                           Attn: Vice President, Operations

         Telephone:        (412) 873-1300
         Facsimile:        (412) 873-1310

         Payments:          WIRE TRANSFER
                            Columbia Energy Services Corporation

                 ********************************************

                         Information has been omitted
                 pursuant to a confidential treatment request
                          filed with the Commission.

                 ********************************************

         Any notice delivered or made by messenger, telecopy, or United States mail shall be deemed to be given on the date of actual delivery as shown by messenger receipt, the addressor's telecopy machine confirmation or other verifiable electronic receipt, or the registry or certification receipt.

         XIII.6 Neither this Agreement nor any obligation under this Agreement may be assigned by either party to an entity which is not an affiliate of the assigning party without the prior written consent of the other party. This Agreement may be assigned by either party to an affiliate without the prior written consent of the other party; provided, however, that such assignment shall not relieve the assigning party of its obligations under this Agreement. The foregoing notwithstanding, a party may pledge, sell, or assign its rights to receive payments hereunder without the consent of the other party.

         XIII.7 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ______, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS. Any dispute concerning the rights and obligations of Buyer and Seller hereunder, or the interpretation of any provision of this Agreement, shall be litigated in the state or federal courts of _______________________.

                 ********************************************

                         Information has been omitted
                 pursuant to a confidential treatment request
                          filed with the Commission.

                 ********************************************


         XIII.8 This Agreement sets forth all understandings of Buyer and Seller with respect to the purchase and sale of gas covered herein. All other agreements, oral or written, concerning such purchase and sale are merged into and superseded by this Agreement. No modification or amendment hereof shall be effective unless in writing and signed by both parties.

         XIII.9 The terms of this Agreement shall be kept confidential by Buyer and Seller except to the extent that any information is required to be disclosed by law or must be disclosed to a third party for the purpose of arranging transportation of gas subject to this Agreement.

         XIII.10 Seller and Buyer shall meet on a quarterly basis to discuss the future production capabilities of Seller's properties and prospects for attaching additional properties.

         XIII.11 This agreement does not confer upon any person, other than the parties hereto, any rights or remedies hereunder as a third-party beneficiary or otherwise.

         XIII.12 Seller agrees to permit Buyer to describe itself in sales and advertising literature as the primary purchaser of gas produced by Seller in the lower-48 states of the United States; provided, however, that no such description shall be made unless the description has been approved in advance, in writing, by Seller. Any such description shall clearly indicate that Seller does not have any interest in, and does not in any way guarantee Buyer's performance of its obligation under, any of Buyer's agreements for sale of gas, and that none of Buyer's customers may be considered third-party beneficiaries of this Agreement.
         IN WITNESS WHEREOF, this Agreement has been executed in duplicate originals by the parties hereto as of the day and year first herein written.



                                                    PENNZOIL EXPLORATION AND
                                                         PRODUCTION COMPANY


                                          By:___________________________________

                                                             SELLER


                                        Name:___________________________________


                                       Title:___________________________________





                                                        COLUMBIA ENERGY
                                                      SERVICES CORPORATION


                                          By:___________________________________

                                                             BUYER

                                                Name:___________________________


                                               Title:___________________________